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                                                                   EXHIBIT 10.62

                                    GUARANTY

1. THE GUARANTY.

                  1.1 GUARANTORS' AGREEMENT. The undersigned "Guarantor", RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership, having its principal place of business at c/o Ramco-Gershenson Properties Trust, 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034, hereby unconditionally and irrevocably, guarantees (the "Guaranty") to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, 730 Third Avenue, New York, New York 10017 (the "Lender") to pay and perform when due the Liabilities (defined below) and to pay on demand the Expenses (defined below). This Guaranty is absolute, independent and continuing under all circumstances, and is a guaranty of payment and performance, not of collection. Guarantor acknowledges that the Lender has given sufficient consideration for this Guaranty by having made that certain loan (the "Loan") to Ben Mar, LLC, an Indiana limited liability company, (referred to herein as the "Old Borrower"), as evidenced by that certain promissory note in the amount of $25,000,000.00 dated July 29, 1999 (as the same may from time to time be amended, modified or restated, collectively, the "Note") and made by Old Borrower, payable to the order of Lender, and on the date hereof allowing Ramco-Merchants Square LLC as New Borrower to assume the Loan and modify the Loan with New Borrower, whose general partner is Guarantor, and acknowledges that the Lender is doing so in reliance on each of the terms of this Guaranty.

                  1.2 LIABILITIES. For all purposes of this Guaranty, the term "Liabilities" shall mean any and all matters constituting those exclusions and exceptions from the limitation of liability ("Exceptions to Non-Recourse") which are set forth in Section 15.1(c) of that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement of even date herewith executed by Borrower in favor of Lender (as the same may from time to time be amended, modified or restated, the "Mortgage"). The provisions of the Mortgage are hereby incorporated in this Guaranty by reference as fully as if set forth herein, verbatim. Each Guarantor acknowledges that the amount of the Liabilities may exceed the amount necessary to pay in full the Note (as defined in the Mortgage) and all Expenses.

                  1.3 EXPENSES. For all purposes of this Guaranty, the term "Expenses" shall mean all attorneys' fees, court costs, and other legal expenses and all other costs and expenses of any kind which the Lender may at any time reasonably pay or incur in attempting to collect, compromise or enforce in any respect the Liabilities or this Guaranty, whether or not suit is ever filed, and whether or not in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding involving any Guarantor provided Lender is successful in the action for which such costs were incurred. If the Lender pays any such cost or expense, "Expenses" shall also

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         include interest at the Default Rate on any such payment from the date thereof until repayment of the Lender in full.

2. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to the Lender as follows:

                  2.1 REVIEW OF GUARANTY AND LOAN DOCUMENTS. Guarantor has reviewed with the benefit of its legal counsel the terms of this Guaranty, the Mortgage, the Note and each other of the Loan Documents (as defined in the Note);

                  2.2 FINANCIAL BENEFIT TO GUARANTOR. Guarantor is deriving a material financial benefit from the making of the Loan to Borrower.

                  2.3 ORGANIZATION; AUTHORIZATION. Guarantor, if not an individual is duly organized, validly existing and in good standing under the laws of the State of its formation, and duly qualified and in good standing under the laws of each other State in which its activities require that it be qualified. Guarantor has executed and delivered this Guaranty pursuant to proper authority duly granted;

                  2.4 ENFORCEABILITY. Each obligation under this Guaranty is legal, valid, binding and enforceable against Guarantor in accordance with its terms;

                  2.5 INTENTIONALLY LEFT BLANK.

                  2.6 NO EXISTING DEFAULTS AND NO LITIGATION. Guarantor is not in default under any agreement, the effect of which could materially adversely affect performance of its obligations under this Guaranty. There are no actions, suits or proceedings pending or, to the best of its knowledge, threatened against Guarantor before any court or any other governmental authority of any kind which could materially adversely affect performance of its obligations under this Guaranty;

                  2.7 GUARANTY WILL CAUSE NO VIOLATIONS OF LAW OR OTHER DEFAULTS. Neither the execution and delivery of this Guaranty nor compliance with its terms will violate any presently existing law, regulation, order, writ, injunction or decree of any court or other governmental authority of any kind, or result in any default by Guarantor under any other document or agreement of any kind;

                  2.8 NO MISSTATEMENTS OR OMISSIONS. This Guaranty does not contain any untrue statement of fact.

                  2.9 ERISA. Guarantor is not an "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA")) to which ERISA applies and Guarantor's assets do not constitute assets of any such plan; and

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                  2.10 SOLVENCY. Guarantor (i) is solvent on the date hereof and will not become insolvent as a result of the obligations incurred under this Guaranty; (ii) is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which the property of Guarantor is an unreasonably small capital; and (iii) has not intended to incur, does not intend to incur, and does not believe that it is incurring, obligations that would be beyond Guarantor's ability to pay as such obligations mature.

3. AGREEMENTS. Guarantor agrees as follows:

                  3.1 Intentionally left blank.

                  3.2 Intentionally left blank.

                  3.3 RESCINDED, AVOIDED OR RETURNED PAYMENTS. If at any time any part of any payment previously applied by the Lender to any of the Liabilities is rescinded, avoided or returned by the Lender for any reason, including the insolvency, bankruptcy or reorganization of any of the Guarantor or any other party, such Liabilities shall be deemed to have continued in existence to the extent that such payment is rescinded, avoided or returned, and this Guaranty shall be reinstated as to such Liabilities as though such prior application by the Lender had not been made.

                  3.4 CERTAIN PERMITTED ACTIONS OF THE LENDER. The Lender may from time to time, in its sole discretion and without notice to any Guarantor, take any of the following actions without in any way affecting the obligations of any Guarantor: (a) obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder; (b) obtain the primary or secondary obligation of any additional obligor or obligors with respect to any of the Liabilities; (c) extend, modify, subordinate, exchange or release any of the Liabilities; (d) modify, subordinate, exchange or release its security interest in any part of any property securing any of the Liabilities or any obligation hereunder, or extend, modify, subordinate, exchange or release any obligations of any obligor with respect to any such property; (e) alter the manner or place of payment of the Liabilities; (f) enforce this Guaranty against Guarantor for payment of any of the Liabilities, whether or not the Lender shall have
         (A) proceeded against any other Guarantor or any other party primarily or secondarily obligated with respect to any of the Liabilities or (B) resort to or exhaust any other remedy or any other security or collateral; and (g) foreclose on, take possession of or sell any of the collateral or security for the Liabilities or enforce any other rights under the Note, the Mortgage or any of the other Loan Documents.

                  3.5 LENDER'S OPTION TO RELEASE ANY GUARANTOR. The Lender may from time to time in its sole discretion release any of the Guarantor from any of its obligations hereunder or release any other obligor from any of the Liabilities without notice to any other Guarantor or any other party and without in any way releasing or affecting the liability of the other Guarantor.

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                  3.6 APPLICATION OF PAYMENTS. The Lender may apply any payment made on account of the Liabilities toward such of the Liabilities, and in such order, as the Lender may from time to time elect in its sole discretion.

                  3.7 Intentionally left blank.

                  3.8 CERTAIN EVENTS NOT AFFECTING OBLIGATIONS OF GUARANTOR. The obligations of the Guarantor hereunder shall not be affected by any of the following: (a) the release or discharge of any other Guarantor in any creditors', receivership, bankruptcy, reorganization, insolvency, or other proceeding; (b) the rejection or disaffirmance in any such proceeding of any of the Liabilities; (c) the impairment or modification of any of the Liabilities, or of any remedy for the enforcement thereof, or of the estate of any other Guarantor in bankruptcy, resulting from any present or future federal or state bankruptcy law or any other law of any kind or from the decision or order of any court or other governmental authority; (d) any disability or defense of any other Guarantor; (e) the cessation of the liability of any other Guarantor for any cause whatsoever; (f) any sale, assignment, transfer or other conveyance (including any conveyance in lieu of foreclosure or any collateral sale pursuant to the Uniform Commercial Code) of any of the security for any of the Liabilities, regardless of the amount received by the Lender in connection therewith; or (g) any disability or defense of any kind now existing of any Guarantor with respect to any provision of this Guaranty.

                  3.9 NO OBLIGATION OF LENDER REGARDING SECURITY INTEREST. The Lender shall have no obligation to obtain, perfect or retain a security interest in any property to secure any of the Liabilities or this Guaranty, or to protect or insure any such property.

                  3.10 FILING OF CERTAIN CLAIMS. Guarantor shall promptly file in any bankruptcy or other proceeding in which the filing of claims is required by law all claims and proofs of such claims which Guarantor may have against any other Guarantor, and will collaterally assign to the Lender or its nominee all rights of Guarantor thereunder. If any Guarantor does not so file, Guarantor hereby irrevocably authorizes the Lender or its nominee to do so, either (in the Lender's discretion) as attorney-in-fact for Guarantor, or in the name of the Lender or the Lender's nominee. In all such cases, any party authorized to pay such claim shall pay to the Lender or its nominee the full amount thereof.

                  3.11 ERISA. For so long as this Guaranty shall be continuing pursuant to Paragraph 5.1 hereof, Guarantor hereby covenants to the Lender that, for the duration of the term of this Guaranty, Guarantor will not be an "employee benefit plan" (within the meaning of Section 3(3) of ERISA) to which ERISA applies and Guarantor's assets will not constitute assets of any such plan.

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4. WAIVERS. Guarantor hereby expressly waives:

                  4.1 NOTICES. Notice of the acceptance by the Lender of this Guaranty, notice of the existence or creation of any of the Liabilities, presentment, demand, notice of dishonor, protest, notice of protest, notice of acceleration, notice of intent to accelerate, under this Guaranty and all other notices except any specifically required by this Guaranty;

                  4.2 DISCLOSURES ABOUT ANY OTHER GUARANTOR. Guarantor hereby waives any obligation the Lender may have to disclose to Guarantor any facts the Lender now or hereafter may know or have reasonably available to it regarding any other Guarantor or its financial condition, whether or not the Lender has a reasonable opportunity to communicate such facts or has reason to believe that any such facts are unknown to Guarantor or materially increase the risk to Guarantor beyond the risk Guarantor intends to assume hereunder. Guarantor shall be fully responsible for keeping informed of the financial condition of each and every other Guarantor and of all other circumstances bearing on the risk of non-payment or non-performance of the Liabilities;

                  4.3 DILIGENCE IN COLLECTION. All diligence in collection of any of the Liabilities, any obligation hereunder, or any guaranty or other security for any of the foregoing;

                  4.4 BENEFIT OF CERTAIN LAWS. The benefit of all appraisement, valuation, marshalling, forbearance, stay, extension, redemption, homestead, exemption and moratorium laws now or hereafter in effect;

                  4.5 CERTAIN DEFENSES. Any defense based on the incapacity, lack of authority, death or disability of any other person or entity or the failure of the Lender to file or enforce a claim against the estate of any other person or entity in any administrative, bankruptcy or other proceeding;

                  4.6 ELECTION OF REMEDIES DEFENSE. Any defense based on an election of remedies by the Lender, whether or not such election may affect in any way the recourse, subrogation or other rights of Guarantor against any other Guarantor or any other person in connection with the Liabilities;

                  4.7 DEFENSES RELATING TO COLLATERAL SALE. Any defense based on the failure of the Lender to (a) provide notice to the Guarantor of a sale or other disposition (including any collateral sale pursuant to the Uniform Commercial Code) of any of the security for any of the Liabilities, or (b) conduct such a sale or disposition in a commercially reasonable manner;

                  4.8 DEFENSES RELATING TO LOAN ADMINISTRATION. Any defense based on the negligence of the Lender in administering the Loan, or taking or failing to take any action in connection therewith; and

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                  4.9 RIGHTS OF SUBROGATION, CONTRIBUTION, ETC. Until payment by
         Guarantor of all amounts claimed under this Guaranty by Lender, any rights arising because of Guarantor's payment of any of the Liabilities, (a) against any other Guarantor, by way of subrogation of the rights of the Lender or otherwise, or (b) against any other Guarantor or any other party obligated to pay any of the Liabilities, by way of contribution or reimbursement or otherwise.

5. MISCELLANEOUS.

                  5.1 CONTINUING GUARANTY. This Guaranty shall in all respects be a continuing guaranty, remaining in full force and effect until all of the following have occurred: (a) all of the Liabilities have been satisfied in full, (b) all of the Guarantor's obligations hereunder have been satisfied in full, and (c) the Loan has been repaid in full. No notice of discontinuance or revocation shall affect any of the obligations of Guarantor hereunder or any other obligor under any of the Liabilities. The Lender shall not be obligated to accept at any time any deed in lieu of foreclosure, and all obligations of Guarantor hereunder shall survive any foreclosure, reinstatement, period of redemption or any deed in lieu of foreclosure, which the Lender may accept, to the extent any of the Liabilities remain unsatisfied or otherwise survive. Lender shall acknowledge that there is no further obligation under this Guaranty where (a) (b) and (c) above have occurred.

                  5.2 JOINT AND SEVERAL OBLIGATIONS; SUCCESSORS AND ASSIGNS. All obligations under this Guaranty are joint and several to any other party which hereafter guarantees any portion of the Liabilities, and shall be binding upon each of them and their respective heirs, legal representatives, successors and assigns.

                  5.3 ASSIGNMENT BY THE LENDER. The Lender may from time to time, without notice to any Guarantor, assign or transfer any interest in any of the Liabilities by loan participation or otherwise, and notwithstanding such assignment or transfer, such Liabilities shall remain Liabilities for purposes of this Guaranty. Each immediate and successive assignee or transferee of any interest in any of the Liabilities and this Guaranty shall, to the extent of such interest, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Lender. The Lender may deliver to any such assignee or transferee any financial statements delivered by any Guarantor in connection with this Guaranty.

                  5.4 LEGAL TENDER OF UNITED STATES. All payments hereunder shall be made in coin or currency, which at the time of payment is legal tender in the United States of America for public and private debts.

                  5.5 TIME OF ESSENCE. Time is of the essence of this Guaranty.

                  5.6 DEFINITIONS; CAPTIONS; GENDER. Any capitalized term not defined herein but defined in the Note shall have the same meaning herein as it has in the Note. With

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         respect to any reference in this Guaranty to any defined term: (a) if such defined term refers to a person, or a trust, corporation, partnership or other entity, then it shall also mean all heirs, personal representatives, successors and assigns of such person or entity; and (b) if such defined term refers to a document, instrument or agreement, then it shall also include any replacement, extension or other modification thereof. Captions contained in this Guaranty in no way define, limit or extend the scope or intent of their respective provisions. Use of the masculine, feminine or neuter gender and of singular and plural shall not be given the effect of any exclusion or limitation herein.

                  5.7 INCLUDING MEANS WITHOUT LIMITATION. The use in this Guaranty of the term "including", and related terms such as "include", shall in all cases mean "without limitation".

                  5.8 NOTICES. Any notice or demand provided for in this instrument shall be in writing, addressed as provided below, and shall be delivered personally, sent by certified mail, return receipt requested or sent by reputable, national overnight delivery service, charges prepaid. Notice is deemed given on the earlier of (i) actual receipt; or (ii) three days after mailing if mailed or one day after delivery to the overnight service if a service is used. All notices and demands must include reference to the application number and the mortgage number referred to in this instrument.

         If to Guarantor:  Ramco-Merchants Square LLC
                           c/o Ramco-Gershenson Properties Trust
                           27600 Northwestern Highway, Suite 200
                           Southfield, Michigan 48034
                           Attn:   Chief Financial Officer

                           TIAA Appl. #IN-223
                           TIAA Mtge. #000453100

         If to Lender:     Teachers Insurance and Annuity Association of America
                           730 Third Avenue
                           New York, NY 10017
                           Attn: Managing Director-Mortgage and Real Estate
                                 Division
                           Region: Midwest/Southwest

                           TIAA Appl. #IN-223
                           TIAA Mtge. #000453100

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         With a copy to:   Teachers Insurance and Annuity Association of America
                           730 Third Avenue
                           New York, NY 10017
                           Attn: Vice President and Chief Counsel in charge of
                                 Investment Management Law

                           TIAA Appl. #IN-223
                           TIAA Mtge. #000453100

                  5.9 ENTIRE AGREEMENT. This Guaranty constitutes the entire agreement of the Guarantor for the benefit of the Lender and supersedes any prior agreements with respect to the subject matter hereof.

                  5.10 NO MODIFICATION WITHOUT WRITING. This Guaranty may not be terminated or modified in any way nor can any right of the Lender or any obligation of any Guarantor be waived or modified, except by a writing signed by the Lender and Guarantor.

                  5.11 INDEPENDENT OBLIGATIONS. The obligations of Guarantor hereunder are independent of the obligations of any other Guarantor. In the event of any default hereunder, the Lender may institute a separate action against any Guarantor with or without joining or instituting a separate action against any other Guarantor or other obligor.

                  5.12 SEVERABILITY. Each provision of this Guaranty shall be interpreted so as to be effective and valid under applicable law, but if any provision of this Guaranty shall in any respect be ineffective or invalid under such law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of this Guaranty.

                  5.13 CUMULATIVE. The obligations of Guarantor hereunder are in addition to any other obligations it may now or hereafter have to the Lender, and shall not be affected in any way by the delivery to the Lender by Guarantor or any other guarantor of any other guaranty, or any combination thereof. All rights and remedies of the Lender and all obligations of Guarantor under this Guaranty are cumulative. In addition, the Lender shall have all rights and remedies available to it in law or equity for the enforcement of this Guaranty.

                  5.14 EFFECT OF LENDER'S DELAY OR ACTION. No delay by the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy. No action of the Lender permitted hereunder shall in any way impair or

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         otherwise affect any right of the Lender or obligation of Guarantor under this Guaranty. The Lender shall not be liable in any way for any decrease in the value or marketability of any property securing any of the Liabilities which may result from any action or omission of the Lender in enforcing any part of this Guaranty, the Note, the Mortgage or any other of the Loan Documents.

                  5.15 GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF INDIANA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                  5.16 ENTIRE AGREEMENT. THIS GUARANTY, TOGETHER WITH THE NOTE, MORTGAGE, AND OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND CANNOT BE MODIFIED, SUPPLEMENTED, AMENDED, RESCINDED OR CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

                  5.17 WAIVER OF JURY TRIAL. GUARANTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS THAT GUARANTOR OR LENDER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS GUARANTY, THE NOTE, THE MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS EXECUTED BY GUARANTOR, OR IN CONNECTION WITH ANY OTHER STATEMENTS OR ACTIONS OF THE LENDER OR GUARANTOR.

                            [SIGNATURE ON NEXT PAGE]

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         IN WITNESS WHEREOF, the undersigned have executed this Guaranty as of this _______ day of January, 2004.

                                  THE GUARANTOR:

                                  RAMCO-GERNSHENSON PROPERTIES, L.P.,
                                  a Delaware limited partnership

                                  Name:_________________________
                                  Title:__________________________

                                 ACKNOWLEDGMENT

STATE OF ________________  )
                           )      ss
COUNTY OF _______________  )

         I, _____________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that _________________________, the __________________ of RAMCO-GERSHENSON PROPERTIES, L.P., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed, sealed and delivered the said instrument in his/her capacity as ________________ of such limited partnership as his/her free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and official seal, this ______ day of ___________, 2004.

                                  _____________________________________________
                                  Notary Public

My commission expires:

______________________

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